                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): June 28, 2002

                                Verticalnet, Inc.
________________________________________________________________________________
               (Exact name of Registrant as Specified in Charter)


       Pennsylvania                000-25269                23-2815834
________________________________________________________________________________
     (State or Other              (Commission              (IRS Employer
       Jurisdiction              File Number)           Identification No.)
    of Incorporation)


 300 Chester Field Parkway, Malvern, PA                                  19355
________________________________________________________________________________
(Address of principal executive offices)                              Zip Code



           Registrant's telephone, including area code: 610-240-0600


        (Former name and former address, if changed since last report)
________________________________________________________________________________

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On July 1, 2002, the Registrant announced that, on June 28, 2002, it had completed the sale of its Small and Medium Business division ("SMB"), which operates 59 online public marketplaces, to Vert Markets Inc. (the "Purchaser"), a wholly-owned subsidiary of Corry Publishing Inc., which is the operator of ISIT.com.

         Under the Asset Purchase Agreement, dated as of June 28, 2002, by and among the Registrant, Verticalnet LLC, Vert Tech LLC, Corry Publishing, Inc. and the Purchaser (the "Asset Purchase Agreement"), the Registrant sold certain of the assets of the SMB division to the Purchaser in consideration for the payment of $2.35 million in cash to the Registrant at the closing date and the assumption by the Purchaser of identified liabilities of the SMB division. In addition, under the Asset Purchase Agreement, the Registrant is entitled to receive up to $6.5 million as an earn-out over the four-year period after the closing date.

         Copies of the Asset Purchase Agreement and the press release issued by the Registrant on July 1, 2002, concerning the sale of the SMB division are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

ITEM 5. OTHER EVENTS

         On July 1, 2002, the Registrant announced that, on June 28, 2002, the Registrant completed the repurchase of 100% of Registrant's outstanding shares of Series A 6.00% Convertible Redeemable Preferred Stock due 2010, plus accrued dividends thereon, for a purchase price of $5.0 million, and agreed to the cancellation of a Common Stock Purchase Warrant, dated April 7, 2000.

     On July 1, 2002, the Registrant announced that its Board of Directors had approved a 1-for-10 reverse stock split effective with the commencement of trading Monday, July 15, 2002. Previously, on June 5, 2002, the Registrant's shareholders authorized the Board of Directors to effect a reverse stock split in the range of 1:5 to 1:10, with the specific exchange rate to be determined at the discretion of the Board of Directors. A copy of the Amendment to the Registrant's Amended and Restated Articles of Incorporation that effects the 1-for-10 reverse stock split is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)   None

(b)   Pro Forma Financial Information

                 Basis of Presentation
                 Unaudited Pro Forma Condensed Consolidated Balance Sheet Unaudited Pro Forma Condensed Consolidated Statements of Operations
                 Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(c)   Exhibits.

       1.1       Amendment to the Registrant's Amended and
                 Restated Articles of Incorporation

       2.1       Asset Purchase Agreement, dated as of June 28,
                 2002, between Verticalnet, Inc., Verticalnet
                 LLC, Vert Tech LLC, Corry Publishing, Inc. and
                 Vert Markets Inc.

      99.1       Press Release dated July 1, 2002

                                VERTICALNET, INC.

         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                              BASIS OF PRESENTATION



         The accompanying unaudited pro forma condensed consolidated balance sheet of Verticalnet, Inc. (or the "Company") as of March 31, 2002 and the related unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2002 and the year ended December 31, 2001, give effect to the sale of the SMB unit as if the transaction had occurred as of March 31, 2002 in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2001 in the case of the unaudited pro forma condensed consolidated statements of operations.

         The unaudited pro forma condensed consolidated balance sheet also gives effect to the June 28, 2002 repurchase of 100% of the Company's outstanding shares of Series A Convertible Redeemable Preferred Stock due 2010, plus accrued dividends thereon, for a purchase price of $5.0 million and to the 1-for-10 reverse stock split effective July 15, 2002.

         The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and should be read in conjunction with the Company's historical consolidated financial statements, which have been previously filed in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002.

         The unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of the Company would have been if the transactions had occurred on the dates assumed, nor is it indicative of the Company's future consolidated results of operations or consolidated financial position.

                               VERTICALNET, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                   (in thousands, except for per share data)
                                 March 31, 2002

                                                      VERTICALNET,     PRO FORMA       PRO FORMA    REPURCHASE OF     ADJUSTED
                                                          INC.      ADJUSTMENTS(1)       TOTAL    PREFERRED STOCK(2)    TOTAL
                                                       ---------      -----------      ---------   ---------------    --------
ASSETS
Current assets:
    Cash and cash equivalents                          $  33,983      $   3,450 (b)    $  37,433       $ (5,000)      $ 32,433
    Short-term investments                                    33                              33                            33
    Accounts receivable, net of allowance for
       doubtful accounts                                   2,306          1,221 (c)        3,527                         3,527
    Prepaid expenses and other assets                      3,816           (107)(d)        3,709                         3,709
    Assets held for disposal                               9,126         (9,126)(b)            -                             -
                                                       ---------       --------        ---------         ------       --------
         Total current assets                             49,264         (4,562)          44,702         (5,000)        39,702
Property and equipment, net                                5,983                           5,983                         5,983
Goodwill and other intangibles, net of
     accumulated amortization                             30,094                          30,094                        30,094
Long-term investments                                      1,912                           1,912                         1,912
Other assets                                              20,460                          20,460                        20,460
                                                       ---------       --------        ---------         ------       --------

         Total assets                                  $ 107,713       $ (4,562)       $ 103,151         (5,000)      $ 98,151
                                                       =========       ========        =========         ======       ========

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Accounts payable                                   $   3,029       $    224 (c)    $   3,253       $              $  3,253
    Accrued expenses                                      15,814          1,437 (c)       17,664                        17,664
                                                                            413 (d)
    Deferred revenues                                     25,824                          25,824                        25,824
    Other current liabilities                             12,937                          12,937                        12,937
    Liabilities held for disposal                         10,392        (10,392)(b)            -                             -
                                                       ---------       --------        ---------         ------       --------
         Total current liabilities                        67,996         (8,318)          59,678              -         59,678
                                                       ---------       --------        ---------         ------       --------
Long-term debt                                               416                             416                           416
Other long-term liabilities                                1,912                           1,912                         1,912
Convertible notes                                         21,705                          21,705                        21,705
                                                       ---------       --------        ---------         ------       --------
         Total liabilities                                92,029         (8,318)          83,711              -         83,711
                                                       ---------       --------        ---------         ------       --------

Commitments and contingencies

Series A 6.00% convertible redeemable
       preferred stock, $.01 par value                   104,098                         104,098       (104,098)             -
Put arrangement involving common stock                     1,057                           1,057                         1,057
Shareholders' equity (deficit)                           (89,471)         3,756 (e)      (85,715)        99,098         13,383
                                                       ---------       --------        ---------         ------       --------
         Total liabilities and shareholders'
                equity (deficit)                       $ 107,713       $ (4,562)       $ 103,151       $ (5,000)      $ 98,151
                                                       =========       ========        =========         ======       ========

        The accompanying notes are an integral part of these statements.

                               VERTICALNET, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (in thousands, except for per share data)
                       Three months ended March 31, 2002

                                                    VERTICALNET,   Pro Forma    Pro Forma
                                                         INC.    Adjustments(1)   Total
                                                    ------------ -------------- ---------
REVENUES:
  Software license                                    $   6,258                 $   6,258
  Services and maintenance                                1,747                     1,747
                                                      ---------    ---------    ---------
Total Revenue                                             8,005            -        8,005


COST OF REVENUE:
   Cost of license                                          266                       266
   Cost of acquired technology                              160                       160
                                                      ---------    ---------    ---------
 Cost of software                                           426            -          426
 Cost of maintenance and services                         1,463                     1,463
                                                      ---------    ---------    ---------
Total cost of revenue                                     1,889            -        1,889

Research and development                                  3,516                     3,516
Sales and marketing                                       1,749                     1,749
General and administrative                                3,551                     3,551
Restructuring and asset impairment charges                1,355                     1,355
Amortization and other intangible expenses                1,056                     1,056
                                                      ---------    ---------    ---------
                                                         13,116            -       13,116

                                                      ---------    ---------    ---------
Operating loss                                           (5,111)           -       (5,111)
                                                      ---------    ---------    ---------


Net interest expense and other                             (652)                     (652)

                                                      ---------    ---------    ---------
Net loss from continuing operations                      (5,763)           -       (5,763)


Preferred stock dividends and accretion                  (1,917)                   (1,917)
                                                      ---------    ---------    ---------

Net loss from continuing operations
 attributable to common shareholders                   $  (7,680)           -    $  (7,680)
                                                       =========    =========    =========


Basic and diluted loss per common share
 from continuing operations(3)                        $   (0.69)                $   (0.69)
                                                      =========                 =========

Weighted average common shares outstanding
    used in basic and diluted per share
    calculation(3)                                       11,138                    11,138
                                                      =========                 =========

        The accompanying notes are an integral part of these statements.

                               VERTICALNET, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                   (in thousands, except for per share data)
                          Year ended December 31, 2001

                                                                        VERTICALNET,  PRO FORMA     PRO FORMA
                                                                             INC.    ADJUSTMENTS(a)   TOTAL
                                                                        ------------ -------------- ---------
REVENUES:
E-enablement, e-commerce, advertising and other services                  $  89,962    $ (89,962)   $      --
Software licensing and related services                                      35,608                    35,608
                                                                          ---------    ---------    ---------
Total Revenues                                                              125,570      (89,962)      35,608


COSTS AND EXPENSES:
Cost of e-enablement, e-commerce, advertising and other services             21,157      (21,157)          --
Cost of software licensing and related services                              17,354                    17,354
Research and development                                                     27,037       (7,313)      19,724
Sales and marketing                                                          63,421      (48,059)      15,362
General and administrative                                                   49,550      (12,023)      37,527
Amortization                                                                121,726      (10,002)     111,724
Restructuring and asset impairment charges                                  345,542      (76,917)     268,625
In-process research and development charges                                     420                       420
                                                                          ---------    ---------    ---------
Operating loss                                                             (520,637)      85,509     (435,128)
                                                                          ---------    ---------    ---------


Net interest expense and other                                             (236,312)          --     (236,312)
                                                                          ---------    ---------    ---------

Net loss from continuing operations                                        (756,949)      85,509     (671,440)

Preferred stock dividends and accretion                                      (7,420)          --       (7,420)
                                                                          ---------    ---------    ---------


Net loss from continuing operations attributable to common shareholders   $(764,369)   $  85,509    $(678,860)
                                                                          =========    =========    =========



Basic and diluted loss per common share from continuing operations(3)     $  (78.87)                $  (70.04)
                                                                          =========                 =========
Weighted average common shares outstanding
    used in basic and diluted per share calculation(3)                        9,692                     9,692
                                                                          =========                 =========

        The accompanying notes are an integral part of these statements.

                                VERTICALNET, INC.
                           NOTES TO UNAUDITED PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. On June 28, 2002, Verticalnet completed the sale of the SMB unit to Corry Publishing. Verticalnet received cash consideration of $2.35 million. In addition, Verticalnet may receive up to an additional $6.5 million based on a four-year performance-based earn-out provision. The potential earn-out has not been reflected in the pro forma condensed consolidated financial statements. Verticalnet accounted for the SMB unit as a discontinued operations beginning in 2002.

         The assets held for sale as of March 31, 2002 included certain assets that were sold during the ordinary course of the SMB unit's operations. These other assets were also sold in June 2002 under a separate agreement. These other assets were sold for $1.1 million, and the proceeds, elimination of the assets, and effect on shareholders' equity are included in the unaudited pro forma condensed consolidated balance sheet as of March 31, 2002.

         The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2001 and the three months ended March 31, 2002 give effect to the sale of the SMB unit and the sale of the other assets as if the transactions had occurred as of January 1, 2001. The unaudited pro forma condensed consolidated balance sheet gives effect to the transactions as if they had occurred on March 31, 2002. The unaudited pro forma condensed consolidated statements of operations and pro forma condensed consolidated balance sheet reflect the following adjustments:

                  (a) To record the elimination of the SMB unit's operating results for the year ended December 31, 2001. No adjustments are needed for the three months ended March 31, 2002 as the SMB unit was reflected as a discontinued operation during that period.

                  (b) To record the sale of the SMB unit and the sale of the other assets.

                  (c) To reflect the retention of certain assets and liabilities that previously were held for disposal.

                  (d)      To record the estimated costs of the transaction.

                  (e) To reflect the estimated effect on shareholders' equity as of March 31, 2002, calculated as follows:


                  Pro forma gain on sale to Corry Publishing:

                  Proceeds                                     $ 2,350
                  Liabilities assumed, net of assets             3,912
                  Estimated transaction costs                     (520)
                                                               -------
                  Gain on sale                                 $ 5,742
                                                               =======

                  Sale or write-off of other assets included in the SMB unit:

                  Proceeds                                     $ 1,100
                  Assets disposed of or written-off             (3,086)
                                                               -------
                  SMB unit operating loss pertaining
                        to sale or write-off of other assets   $(1,986)
                                                               =======

                  Total effect on shareholders' equity         $ 3,756
                                                               =======

         During the second quarter of 2002, the results of operations of the SMB unit will impact the net carrying value of the business as of the date of the sale. This will result in a change in the gain (loss) on the sale to Corry Publishing, and will be reflected in the reported results for the second quarter of 2002.

2. The unaudited pro forma condensed consolidated balance sheet also gives effect to the June 28, 2002 repurchase of the Company's Series A Preferred Stock for $5.0 million. The actual amount of preferred stock redeemed will be higher than shown due to preferred stock dividends and accretion of approximately $1.9 million in the second quarter of 2002.

3. The weighted average common shares outstanding used in the basic and diluted per share calculation gives effect to the 1-for-10 reverse stock split effective July 15, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          VERTICALNET, INC.

Date: July 15, 2002                 By:   /s/  James W. McKenzie Jr.
                                          --------------------------
                                          Name:   James W. McKenzie Jr.
                                          Title:  Executive Vice
                                                  President, General Counsel
                                                  and Secretary

                                  EXHIBIT INDEX

Exhibit No.  Description of Exhibit
-----------  ----------------------
1.1          Amendment to the Registrant's Amended and Restated Articles of
             Incorporation

2.1          Asset Purchase Agreement, dated as of June 28, 2002, between
             Verticalnet, Inc., Verticalnet LLC, Vert Tech LLC, Corry Publishing,
             Inc. and Vert Markets Inc.

99.1         Press Release dated July 1, 2002


                                       4